UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
DECEMBER 11, 2007

FIRST MID-ILLINOIS BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-13368	37-1103704
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1515 CHARLESTON AVENUE
MATTOON, IL	61938
(Address of principal executive offices)	(Zip Code)

(217) 234-7454
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 11, 2007, First Mid-Illinois Bancshares, Inc. (“the Company”) entered into an Executive Employment Agreement, effective December 11, 2007 and continuing for three years, until December 31, 2010, with William S. Rowland under which Mr. Rowland agrees to continue to serve as President and Chief Executive Officer of the Company (the “Rowland Agreement”).  Under the Rowland Agreement, Mr. Rowland will receive an annual base salary of $275,000 and will continue to participate in the Company’s Incentive Compensation Plan, Deferred Compensation Plan, Supplemental Executive Retirement Plan, and 2007 Stock Incentive Plan.  The Rowland Agreement also provides Mr. Rowland with severance benefits in the event of the termination of his employment under certain circumstances and contains certain confidentiality and non-competition and non-solicitation provisions.

On December 11, 2007, the Company also entered into an Employment Agreement, effective December 11, 2007 and continuing for three years, until December 31, 2010, with Kelly A. Downs under which Ms. Downs agrees to continue to serve as Vice President and Manager of Human Resources (the “Downs Agreement”). Under the Downs Agreement, Ms. Downs will receive an annual base salary of $67,500 and will continue to participate in the Company’s Incentive Compensation Plan and Deferred Compensation Plan.  The Agreement also provides Ms. Downs with severance benefits in the event of the termination of her employment under certain circumstances and contains certain confidentiality and non-competition and non-solicitation provisions.

The Rowland Agreement and the Downs Agreement are filed as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)             Exhibits

Exhibit 10.1 – Employment Agreement between First Mid-Illinois Bancshares, Inc. and William S. Rowland effective December 11, 2007.

Exhibit 10.2 – Employment Agreement between First Mid-Illinois Bancshares, Inc. and Kelly A. Downs effective December 11, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                 FIRST MID-ILLINOIS BANCSHARES, INC.

Dated: December 12, 2007                                    /s/ William S. Rowland

                                                                                 William S. Rowland
                                                                                 Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1 10.2	Employment Agreement between First Mid-Illinois Bancshares, Inc. and William S. Rowland Employment Agreement between First Mid-Illinois Bancshares, Inc. and Kelly A. Downs